Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

Note 9. Income Taxes

The Company has incurred losses since inception.  As of December 31, 2014, the Company has net operating loss carry-forwards of approximately $57,000,000 that begin to expire in 2017.   Pursuant to Sections 382 and 383 of the Internal Revenue Code, the utilization of NOLs and other tax attributes may be subject to substantial limitations if certain ownership changes occur during a three-year testing period (as defined by the Internal Revenue Code). A valuation allowance was established for all the net deferred tax assets because realization is not assured. The components of the deferred tax assets consist of the following:

	December 31,
	2014	2013
Net operating losses	$19,000,000	$17,300,000
Less: valuation allowance	(19,000,000)	(17,300,000)
Net deferred tax assets	$-	$-